Exhibit 10.2

AMENDMENT NO.1 TO

THE REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”) to the Registration Rights Agreement is made and entered into as of August 30, 2016, by and among Planet Fitness, Inc. (the “Company”), the Investors (as defined in the Registration Rights Agreement) and the Managers (as defined as defined in the Registration Rights Agreement).

RECITALS

WHEREAS, the Company, the Investors and the Managers entered into that certain Registration Rights Agreement, dated as of August 5, 2015 (the “Registration Rights Agreement”), pursuant to which the Investors and the Managers were granted certain registration rights following the Company’s initial public offering of shares of its Class A Common Stock;

WHEREAS, the parties hereto are concurrently entering into an amendment to that certain Exchange Agreement, dated as of August 5, 2015, to permit exchanges by Managers at any time from time to time;

WHEREAS, the Registration Rights Agreement may be amended by the Holders of a majority of the Registrable Securities (as defined therein) under the Agreement and the Investors (as defined therein) currently hold the majority of the Registrable Securities; and

WHEREAS, pursuant to Section 4.6 of the Registration Rights Agreement, the parties hereto wish to amend the Registration Rights Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

SECTION 1.  Definitions.  Capitalized terms used but not defined in this Amendment have the meanings given to them in the Registration Rights Agreement.

SECTION 2.  Amendments to the Registration Rights Agreement.  The Registration Rights Agreement is hereby amended as follows:

2.1

The definitions of “Exchange Registration” and “Exchange Registration Statement” found in Section 2.1 are deleted in their entirety. In addition, the last sentence of the definition of “Registrable Securities” is deleted in its entirety.

2.2	Section 3.1 is deleted in its entirety.

SECTION 3.  Effect of Amendment.  In the event of any conflict or inconsistency between the terms of this Amendment and the terms of the Registration Rights Agreement, the terms of this Amendment will control. Except to the extent expressly modified herein or in conflict with the terms of this Amendment, the terms of the Registration Rights Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto. From and after the date hereof, all references in the Registration Rights Agreement to the “Agreement” shall mean the Registration Rights Agreement as modified by this Amendment. The amendments to the Registration Rights Agreement contemplated by this Amendment shall be deemed effective immediately upon the execution of this Amendment by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

SECTION 4.  Governing Law.  This Amendment and all claims arising out of or based upon this Amendment shall be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

SECTION 6.Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first above written.

Company:

PLANET FITNESS, INC.

By:  _/s/ Dorvin Lively__________

Name: Dorvin Lively

Title: Chief Financial Officer

[Signature Page to Amendment No 1. to Registration Rights Agreement]

Investors:

TSG PF CO-INVESTORS A L.P.

By: TSG6 Management L.L.C., its general partner

By:  _/s/ Pierre LeComte_________
Name:  Pierre LeComte

Title:    Managing Member

TSG6 AIV II-A L.P.

By: TSG6 Management L.L.C., its general partner

By:  _/s/ Pierre LeComte_________
Name:  Pierre LeComte

Title:    Managing Member

TSG PF INVESTMENT L.L.C.

By: TSG6 AIV II L.P., its managing member

By: TSG6 Management L.L.C., its general

partner

By:  _/s/ Pierre LeComte_________
Name:  Pierre LeComte

Title:    Managing Member

TSG PF INVESTMENT II L.L.C.

By: TSG6 AIV II L.P., its managing member

By: TSG6 Management L.L.C., its general

partner

By:  _/s/ Pierre LeComte_________
Name:  Pierre LeComte

Title:    Managing Member

[Signature Page to Amendment No 1. to Registration Rights Agreement]

On Behalf of the Managers:

By:  _/s/ Christopher Rondeau________
Name: Christopher Rondeau

Title:   Chief Executive Officer of Planet Fitness, Inc.

[Signature Page to Amendment No 1. to Registration Rights Agreement]